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                                                                   Exhibit 10.32

                        AMENDMENT NO. 3 TO LOAN AGREEMENT

          This AMENDMENT NO. 3 TO LOAN AGREEMENT (this "Amendment") is made and entered into as of May 31, 2002 by and among Powerwave Technologies, Inc., a Delaware corporation (the "Borrower"), COMERICA BANK-CALIFORNIA, a California banking corporation, as agent for the Lenders (the "Agent"), and the various financial institutions that are (or may from time to time hereafter become) parties to the Loan Agreement identified below as lenders (each a "Lender" and collectively the "Lenders").

                                R E C I T A L S:

       A. Borrower, Agent and the Lenders have entered into that certain Loan Agreement dated as of May 26, 2000, as amended, pursuant to which Lenders agreed to provide certain credit facilities to Borrower (the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement).

       B. Borrower, Agent and the Lenders desire to make certain changes to the Loan Agreement and the Revolving Note as set forth herein.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     AMENDMENTS.

       1.1 Maturity Date. The maturity date as set forth in Section 2.1 of the Loan Agreement and in the Revolving Note, is amended to be "May 31, 2003", and such date shall henceforth be deemed to be the "Revolving Maturity Date".

       1.2 Financial Covenants. Section 7.16 of the Loan Agreement is amended and restated to read in full as follows:


               7.16 Financial Covenants. All financial covenants are determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

                    (a) Leverage Ratio. Borrower will maintain a Leverage Ratio of not more than 0.75:1.0 at the end of each fiscal quarter:

                    (b) Minimum Tangible Net Worth. Borrower will maintain, as at the last day of each fiscal quarter, a Tangible Net Worth in accordance with GAAP of not less than $315,000,000 plus commencing June 30, 2002 and each fiscal quarter end thereafter (i) 75% of Borrower's positive consolidated Net Income (Loss) and (ii) 75% of the proceeds of issuances and sales of equity securities of Borrower and its Subsidiaries, in each case determined on a cumulative basis following March 31, 2002, net of losses to the extent permitted by Section 7.16(c).

                    (c) Profitability. Borrower's Consolidated Net Income (Loss) for each fiscal year shall be a positive number and shall not be a negative number for more than two fiscal quarters during any period of four (4) consecutive fiscal quarters, commencing with the fiscal quarter ended March 31, 2002; provided that the amount of any quarterly loss shall not be greater than 5% of Tangible Net Worth.

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              (d) Quick Ratio. Borrower shall have a ratio of Consolidated
       Current Assets to Consolidated Current Liabilities of not less than
       1.75 : 1.0 as at the end of each fiscal quarter.

2. EFFECTIVENESS. This Amendment shall be effective upon the execution and delivery hereof by all of the parties hereto.

3. EFFECT. This Amendment is limited to the express terms hereof. Except as specifically provided herein, all provisions of the Loan Agreement, the Revolving Note and the other Loan Documents remain in full force and effect without modification or waiver, and the same are hereby ratified by the parties in all respects.

4. GENERAL PROVISIONS. This Amendment shall be deemed for all purposes to be a Loan Document and shall be subject to the General Provisions set forth in
Section 9 of the Loan Agreement.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Loan Agreement as of the date first set forth above.


Borrower:                     POWERWAVE TECHNOLOGIES, INC.
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                              By: /s/ Kevin T. Michaels
                                 -----------------------------------------------
                              Print Name: Kevin T. Michaels
                                          Senior Vice President, Finance & CFO


Agent:                        COMERICA BANK-CALIFORNIA
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                              By: /s/ Bonnie E. Kehe
                                 -----------------------------------------------
                              Print Name: Bonnie E. Kehe
                                         ---------------------------------------


Lenders:                      COMERICA BANK-CALIFORNIA
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                              By:_______________________________________________
                              Print Name:_______________________________________